EXHIBIT 10.31
                             CROSS-DEFAULT AGREEMENT

      THIS CROSS-DEFAULT AGREEMENT (this "Agreement") dated
_____________________, 2001, is by and among Hometown Auto Retailers, Inc., a Delaware corporation, ("Hometown"), and each of the entities listed on the guarantor signature block of this Agreement (collectively, "Guarantor") and FORD MOTOR CREDIT COMPANY a Delaware corporation, ("Ford Credit").

      WHEREAS, Ford Credit has separately extended or will separately extend wholesale credit lines and other credit facilities (the "Wholesale Facilities") to Hometown and to certain of the Guarantors operating dealership subsidiaries, now existing or hereafter acquired by Hometown over which the Hometown exercises control, directly or indirectly; and

      WHEREAS, as a condition of extending the Wholesale Facilities, Ford Credit has required that Hometown guaranty the obligations of each Guarantor; and

      WHEREAS, as an additional condition of extending the Wholesale Facilities, Ford Credit has required that Hometown and Guarantor agree to the cross-default of the obligations of each other.

      NOW, THEREFORE, in consideration of the promises and other valuable consideration, receipt of which is hereby acknowledged, Obligors and Ford Credit hereby covenant and agree as follows:

      1. As used herein, the following terms shall have the following meanings:

            (a) Event of Default: An Event of Default or any other default under any document evidencing the Wholesale Facilities.

            (b) Indebtedness: The principal of and interest on and all other amounts, payments and premiums due under the Wholesale Facilities and all other indebtedness of each Obligor to Ford Credit under and/or secured by the Security Documents, or any amendments, modifications, renewals and extensions of any of the foregoing.

            (c) Loans: Collectively, the Wholesale Facilities.

            (d) Obligations: Any and all of the covenants, promises and other obligations (other than the Indebtedness) made or owing by Hometown and/or Guarantor to or due to Ford Credit under and/or as set forth in the documents evidencing the Wholesale Facilities and/or the Security Documents, and any and all extensions, renewals, modifications and amendments of any of the foregoing.

            (e) Security Documents: All deeds of trust, mortgages, assignments, loan agreements, security agreements and any and all other documents now or hereafter created securing the payment of the Indebtedness or the observance or performance of the Obligations.

      2. Cross-Default. An Event of Default with respect to any Wholesale Facilities shall be an Event of Default with respect to all Wholesale Facilities, and upon the occurrence of an Event of Default, Ford Credit (or any agent acting on behalf of Ford Credit) shall have the right to exercise any and all remedies granted to Ford Credit under the Security Documents in accordance with the terms and conditions of such Security Documents.

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      3. Governing Law. This Agreement shall be deemed to have been made under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan.

      4. Reaffirmation of Loan Obligations. Hometown and Guarantor hereby (a) confirm and reaffirm their liabilities, obligations and agreements under the Security Documents, and (b) represent and warrant that, as of the date hereof, there are no defenses, set-offs, claims or counterclaims available to the Hometown and/or Guarantor which could be asserted against any Lender arising from or in connection with any instruments delivered in connection with the Loans, any related agreements and the Security Documents.

      5. Addition of Parties. Each Guarantor acknowledges that as Hometown makes acquisitions of any entity acquired pursuant to a Permitted Acquisition shall be required to acknowledge the terms of this Agreement and agree to the cross-default of the Loan and the Other Loans with each other. Each Guarantor waives any defense that may accrue to it by the addition of any entity acquired by Hometown (pursuant to a Permitted Acquisition) as a party to this Agreement. Furthermore, each Guarantor acknowledges that any Lender may extend to any such entity acquired by Hometown (pursuant to a Permitted Acquisition) a wholesale line of credit that will be part of the Other Loans.

      6. Amendment of Terms and Conditions. The terms of this Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given.

      7. Miscellaneous. All terms used in the singular shall also include the plural and all terms used in the plural shall also include the singular. Pronouns indicating gender shall include all genders. The covenants and agreements of each Obligor contained herein shall be deemed to be the joint and several covenants and agreements of each person and/or entity named in the definition of the term "Guarantor".

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above intending to be legally bound hereby.


HOMETOWN AUTO FRAMINGHAM, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


HOMETOWN BRATTLEBORO, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


FAMILY FORD, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________
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MULLER AUTOMOTIVE GROUP, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


GOOD DAY CHEVROLET, OLDSMOBILE, ISUZU, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


SHAKER'S INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


WESTWOOD LINCOLN/MERCURY SALES, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


HOMETOWN NEWBURGH, INC.

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________


HOMETOWN AUTO RETAILERS, INC.

By: ______________________________
Name:  ___________________________
Title:  _____________________________


FORD MOTOR CREDIT COMPANY,
a Delaware corporation

By: _______________________________________
Name:  ____________________________________
Title:  ___________________________________